UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 10, 2021
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	New York Stock Exchange
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note
This 8-K/A is being filed to provide the corrected earnings release attached as Exhibit 99.1, that corrects a prior version published on May 10, 2021. The revised press release corrects the Q4 Fiscal 2021 operating cash flow activity to Cash provided by operating activities of $0.8 million. The prior version disclosed Cash used in operating activities of $0.8 million. There were no other changes.
Item 2.02.    Results of Operations and Financial Condition.
On May 10, 2021, the Company issued a press release announcing its financial results for the period ended March 31, 2021. A copy of this press release is furnished as Exhibit 99.1 to this report and should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.
The attached press release includes non-GAAP financial measures relating to our operations. Certain of these non-GAAP measures will be used in the Company’s earnings conference for the period ended March 31, 2021. In addition, the attached press release includes reconciliations of these non-GAAP measures to GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these results should be carefully evaluated.
The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
99.1	Corrected press release dated May 10, 2021
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 10, 2021

8x8, Inc.

By: /s/ SAMUEL WILSON
Samuel Wilson
Chief Financial Officer (Principal Financial and Duly Authorized Officer)